Exhibit 10.13

                                                                 EXECUTION COPY

                                    GUARANTY

      GUARANTY dated as of April 1, 1997, by SLM Trademark Acquisition Corp., a Delaware corporation (the "Guarantor"), in favor of The Chase Manhattan Bank, a New York banking corporation, as agent ("Agent") for (i) the Lenders (the "Lenders") referred to in the Credit Agreement dated as of the date hereof, among SLM International, Inc., a Delaware corporation, #1 Apparel, Inc., a Delaware corporation, and Maska U.S., Inc., a Vermont corporation (collectively, the "Borrowers"), the Agent and the Lenders (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement) and (ii) itself as issuer of the Letters of Credit.

      The Agent and the Lenders have agreed to extend Credits to or for the account of the Borrowers pursuant to, and subject to the terms and conditions of, the Credit Agreement. The obligation of the Lenders to extend such Credits under the Credit Agreement is conditioned on the execution and delivery by the Guarantor of a guaranty in the form hereof of the Obligations (such Obligations to include, without limitation, the due and punctual payment and performance of
(a) the principal of and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) Indebtedness at any time and from time to time under the Letters of Credit, (c) all other obligations of the Borrowers at any time and from time to time under the Credit Agreement and the other Loan Documents and (d) all obligations of the Guarantor at any time and from time to time under the Loan Documents).

      Accordingly, in consideration of the premises and in order to induce the Agent and the Lenders to make Credits under the Credit Agreement, the Guarantor hereby agrees as follows:

      Section 1. Guaranty. The Guarantor hereby irrevocably and unconditionally guarantees the punctual payment when due in accordance with the terms of the Loan Documents, whether at stated maturity, by acceleration or otherwise, and the punctual performance, of all present and future Obligations of the Borrowers (the foregoing being herein referred to as the "Guaranteed Obligations").

      Section 2. Waiver. The Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by law, (i) promptness, diligence, notice of acceptance and any other notice with respect to this Guaranty, (ii) present-
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ment, demand of payment, protest, notice of dishonor or nonpayment and any other notice with respect to the Guaranteed Obligations, (iii) any requirement that the Agent or Lenders protect, secure, perfect or insure any security interest or Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other person or any Collateral, and (iv) any other action, event or precondition to the enforcement of this Guaranty or the performance by the Guarantor of the obligations hereunder.

      Section 3. Guaranty Absolute. (a) The Guarantor guarantees that, to the fullest extent permitted by law, the Guaranteed Obligations will be paid or performed strictly in accordance with their terms, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any Lender with respect thereto.

      (b) No invalidity, irregularity, voidability, voidness or unenforceability of the Credit Agreement, the Notes, or any other Loan Document or any other agreement or instrument relating thereto, or of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty.

      (c) This Guaranty is one of payment and performance, not collection, and the obligations of the Guarantor under this Guaranty are independent of the Obligations of the Borrowers, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or whether any Borrower is joined in any such action or actions.

      (d) The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

            (i) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, renewal or alteration of, any Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any other amendment or waiver of or any consent to departure from the Credit Agreement or the Notes or any other Loan Document, including any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Borrower or any of its respective subsidiaries or otherwise;

            (ii) any sale, exchange, release, surrender, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Guaranteed Obligations, and/or any offset thereagainst, or failure to perfect, or continue the perfection of, any Lien in any such property, or delay in the perfection of any such Lien, or any amendment or


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      waiver of or consent to departure from any other guaranty for all or any of the Guaranteed Obligations;

            (iii) any exercise or failure to exercise any rights against any Borrower or others (including the Guarantor);

            (iv) any settlement or compromise of any Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of any Obligation (whether due or not) of any Borrower to creditors of such Borrower other than the Guarantor;

            (v) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other assets of any Borrower or any of its subsidiaries;

            (vi) any change, restructuring or termination of the existence of any Borrower or any of its subsidiaries; or

            (vii) any other agreements or circumstance of any nature whatsoever which might otherwise constitute a defense available to, or a discharge of, this Guaranty and/or obligations of the Guarantor hereunder, or a defense to, or discharge of, any Borrower or any other person or party relating to this Guaranty or the obligations of the Guarantor hereunder or otherwise with respect to the Credits.

      (e) The Agent may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of, or notice (except as shall be required by applicable statute and cannot be waived) to, the Guarantor, and without incurring responsibility to the Guarantor or impairing or releasing the obligations of the Guarantor hereunder, apply any sums by whomsoever paid or howsoever realized to any Guaranteed Obligation regardless of what Guaranteed Obligations remain unpaid.

      (f) This Guaranty shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon the Agent or any Lender for repayment or recovery of any amount or amounts received by the Agent or such Lender in payment or on account of any of the Guaranteed Obligations and the Agent or such Lender repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over the Agent or such Lender or the respective property of each, or any settlement or compromise of any such claim effected by the Agent or such Lender with any such claimant (including the Borrowers),


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then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any note (including the Notes) or other instrument evidencing any Obligation, and the Guarantor shall be and remain liable to the Agent and/or such Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Agent or such Lender.

      Section 4. Continuing Guaranty. This Guaranty is a continuing one and shall (i) remain in full force and effect until the indefeasible payment and satisfaction in full of the Guaranteed Obligations, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Agent and its successors, transferees and assigns. All obligations to which this Guaranty applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

      Section 5. Terms. (a) All terms defined in the UCC and used herein shall have the meanings as defined in the UCC, unless the context otherwise requires.

      (b) The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

      (c) All references herein to Sections and subsections shall be deemed to be references to Sections and subsections of this Guaranty unless the context shall otherwise require.

      Section 6. Amendments and Modification. No provision hereof shall be modified, altered or limited except by written instrument expressly referring to this Guaranty and to such provision, and executed by the party to be charged.

      Section 7. Waiver of Subrogation Rights. Unless and until all Guaranteed Obligations have been indefeasibly paid, the Guarantor hereby waives and releases any and all rights and claims it may now or hereafter have or acquire against any of the Borrowers that would constitute it a "creditor" of such Borrower for purposes of the Federal Bankruptcy Code, including all rights of subrogation against any Borrower and its property and all rights of indemnification, contribution and reimbursement from any Borrower and its property, regardless of whether such rights arise in connection with this Guaranty, by operation of law, pursuant to contract or otherwise.

      Section 8. Remedies Upon Default; Right of Set-Off. (a) Upon the occurrence and during the continuance of any Event of Default, the Agent may, subject to and in accordance with the terms of the Credit Agreement, without notice to or


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demand upon any Borrower or the Guarantor, declare any Guaranteed Obligations immediately due and payable, and shall be entitled to enforce the obligations of the Guarantor hereunder.

      (b) Upon such declaration by the Agent, the Agent and any Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Agent or any Lender to or for the credit or the account of the Guarantor against any and all of the obligations of the Guarantor now or hereafter existing under this Guaranty, whether or not the Agent or such Lender shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. The Agent agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and Lenders under this Section 9 are in addition to other rights and remedies (including other rights of set-off) which the Agent and Lenders may have.

      Section 9. Statute of Limitations. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or others (including the Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of the Guarantor against the Agent or Lenders shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

      Section 10. Rights and Remedies Not Waived. No act, omission or delay by the Agent shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Agent of any default hereunder or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

      Section 11. Admissibility of Guaranty. The Guarantor agrees that any copy of this Guaranty signed by the Guarantor and transmitted by telecopier for delivery to the Agent shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

      Section 12. Notices. All communications and notices hereunder shall be in writing and shall be given (i) in the case of the Guarantor, in care of Maska U.S., Inc. at 77 Route 25, Pierson Industrial Park, Bradford, Vermont 05033,
Attention: Russell David, Vice President - Finance, (Telecopy No. (802) 222-5781), with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York 10178-0060, Attention: David W. Pollak, Esq. (Telecopy No. (212) 309-6273), and (ii) in the case of any other


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person, as provided in the Credit Agreement.

      SECTION 13. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (i) EXCEPT AS PROHIBITED BY LAW, TRIAL BY JURY, (ii) TO THE EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND (iii) THE RIGHT TO INTERPOSE ANY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SET-OFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

      (b) The Guarantor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the Guarantor at its address determined pursuant to Section 14 hereof.

      (c) Nothing herein shall affect the right of the Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

      (d) The Guarantor hereby waives presentment, notice of dishonor and protests of all instruments included in or evidencing any of the Guaranteed Obligations, and any and all other notices and demands whatsoever (except as expressly provided herein).

      SECTION 14. GOVERNING LAW. THIS GUARANTY AND THE GUARANTEED OBLIGATIONS SHALL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

      Section 15. Captions; Separability. (a) The captions of the Sections


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and subsections of this Guaranty have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

      (b) If any term of this Guaranty shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby.

      Section 16. Acknowledgment of Receipt. The Guarantor acknowledges receipt of a copy of this Guaranty and each of the Loan Documents.


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      IN WITNESS WHEREOF, the Guarantor has duly executed or caused this
Guaranty to be duly executed in the State of New York as of the date first above set forth.

                                         SLM TRADEMARK ACQUISITION CORP.


                                         By: /s/ Russell J. David
                                            -----------------------------------
                                             Name:  Russell J. David
                                             Title: Vice President, Finance